EXHIBIT 99.1


                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                                }      CASE NUMBER
                                      }      02-10835
                                      }
The NewPower Company, et. al.         }      JUDGE     W. Homer Drake, Jr.
                                      }
DEBTORS                               }      CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 1/31/07 To 2/28/2007

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                             Paul Ferdinands
                                             ----------------------
                                             Attorney for Debtor

Debtor's Address                             Attorney's Address
and Phone Number                             and Phone Number

P.O. Box 17296                               191 Peachtree St.
Stamford, Ct 06907                           Atlanta, GA 30303
Tel: (203) 329-8412                          Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                                  Post Petition
                                                              Totals
For Period from January 31, 2007- February 28, 2007

Opening Cash Balance -12/31/06                           $      11,323

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                      19
------------------------------------------------------------
Total Inflows                                            19 |
-------------------------------------------------------------------------------------------
                                                               Distribution of Outflows
Outflows:                                                      NewPower      The NewPower
Post Petition:                                              Holdings, Inc.     Company
--------------                                              --------------     -------

Professionals - Bankruptcy                                0               0
Consulting Fees
Lockbox Fees                                              0               0
Supplies & Misc
Rent                                                      0               0
Insurance
Utilities (Heat, Hydro, Phone, etc.)                      0               0
Payroll (inlcuding tax payments & fees)                  11              11
T&E Reimbursements
State Tax Payments                                        2               2
Distribution to Equity
-------------------------------------------------------------------------------------------
Total Outflows                                           13              13
-------------------------------------------------------------------------------------------

------------------------------------------------------------
Net Cash Flows                                            5
------------------------------------------------------------

                                            ----------------
Closing Cash Balance                       |       $ 11,328 |
============================================----------------

Amount of Cash Balance in  Reserve for
Classes 8 -12                                         4,595

                                                                  Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from January 31, 2007- February 28, 2007
Amounts in $000's


Accounts Receivable at Petition Date:    $  75,200


Beginning of Month Balance*  - Gross     $  13,476 (per 1/31/07 G/L)
PLUS:  Current Month New Billings               --
LESS:  Collections During the Month             --
                                        ----------
End of Month Balance - Gross             $  13,476 (per 2/28/07 G/L)
Allowance for Doubtful Accounts            (13,476)
                                        ----------

End of Month Balance - Net of Allowance  $      --
                                        ==========

                                  Note:  The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                                        AR Aging for Post Petition Receivables

                                         Current  > 30 days  > 60 days   Total
                                        ------------------------------------------

                                         $    --  $      --  $     111   $   111

                                                                  Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from January 31, 2007- February 28, 2007
Amounts in $000's


See attached System Generated A/P reports as of 2/28/2007 (Attachments 2A and
2B).


Beginning of Period Balance          $       162 (per 1/31/07 G/L)
PLUS:  New Indebtedness Incurred              80
LESS:  Amounts Paid on A/P                  (105)
                                     -----------

End of Month Balance                 $       138 (per 2/28/07 G/L)
                                     ===========

                            The New Power Company                   Exhibit 2A
                            Vendor Balance Detail
                           As of February 28, 2007

                                                  Type            Date                 Num              Amount         Balance
                                             ---------------   ------------   --------------------   -------------   -----------
   Archivesone                                                                                                              0.00
                                             Bill               02/23/2007    Feb 111456                    494.34        494.34
                                             Bill Pmt -Check    02/23/2007    201011                       -494.34          0.00
                                                                                                     -------------   -----------
   Total Archivesone                                                                                          0.00          0.00
   Kaster Moving Co. Inc.                                                                                                   0.00
                                             Bill               02/23/2007    32829 2/17-3/16                82.50         82.50
                                             Bill               02/23/2007    Comm.2/6-6/5/07               450.30        532.80
                                             Bill Pmt -Check    02/23/2007    201013                       -532.80          0.00
                                                                                                     -------------   -----------
   Total Kaster Moving Co. Inc.                                                                               0.00          0.00
   King and Spalding                                                                                                        0.00
                                             Bill               02/23/2007    january 404048              9,303.00      9,303.00
                                             Bill Pmt -Check    02/23/2007    201010                     -9,303.00          0.00
                                                                                                     -------------   -----------
   Total King and Spalding                                                                                    0.00          0.00
   Mellon Investors Services, LLC                                                                                           0.00
                                             Bill               02/28/2007    Dec. 261247                 2,700.56      2,700.56
                                             Bill               02/28/2007    Jan 261309                  1,756.36      4,456.92
                                                                                                     -------------   -----------
   Total Mellon Investors Services, LLC                                                                   4,456.92      4,456.92
   NRAI Services, LLC                                                                                                       0.00
                                                                                                              0.00          0.00
                                             Bill Pmt -Check    02/26/2007    Franchise Tax 201019      -33,360.00    -33,360.00
                                                                                                     -------------   -----------
   Total NRAI Services, LLC                                                                             -33,360.00    -33,360.00
   Parker, Hudson, Rainer & Dobbs                                                                                           0.00
                                             Bill               02/23/2007    RTD dec 98024                 675.00        675.00
                                             Bill               02/23/2007    PH Dec 98039               11,682.90     12,357.90
                                             Bill               02/23/2007    Jan RTD 146521             18,335.00     30,692.90
                                             Bill               02/23/2007    PH Jan 146583              28,716.82     59,409.72
                                             Bill Pmt -Check    02/23/2007    201016                    -59,409.72          0.00
                                                                                                     -------------   -----------
   Total Parker, Hudson, Rainer & Dobbs                                                                       0.00          0.00
   Poorman-Douglas Corporation                                                                                              0.00
                                             Bill               02/23/2007    165228 January                420.83        420.83
                                             Bill Pmt -Check    02/23/2007    201009                       -420.83          0.00
                                                                                                     -------------   -----------
   Total Poorman-Douglas Corporation                                                                          0.00          0.00
   Postmaster                                                                                                               0.00
                                             Bill               02/23/2007    17296 Feb-Jan 08              210.00        210.00
                                             Bill Pmt -Check    02/23/2007    201012                       -210.00          0.00
                                                                                                     -------------   -----------
   Total Postmaster                                                                                           0.00          0.00
   U.S. Trustee Program Payment Center                                                                                      0.00
                                             Bill               02/23/2007    TNPC 3230210837 4/06          250.00        250.00
                                             Bill               02/23/2007    3230210836Hold 4.06           750.00      1,000.00
                                             Bill Pmt -Check    02/23/2007    201014                       -250.00        750.00
                                             Bill Pmt -Check    02/23/2007    201015                       -750.00          0.00
                                                                                                     -------------   -----------
   Total U.S. Trustee Program Payment Center                                                                  0.00          0.00
                                                                                                     -------------   -----------
TOTAL                                                                                                   -28,903.08    -28,903.08
                                                                                                     =============   ===========

                            The New Power Company                   Exhibit 2A
                            Vendor Balance Detail
                           As of February 28, 2007

                                                  Type            Date                 Num              Amount          Balance
                                             ---------------   ------------   --------------------   --------------   ------------

                                                                                                           75827.61
                                                                                                         -104730.69

                             The New Power Company                  Exhibit 2B
                             Unpaid Vendor Detail
                            As of February 28, 2007


              Name                                  Balance
-----------------------------------             ---------------


Franchise Tax Liability                              125,019.17
Payroll Tax Liablility                                 9,262.92
                                                ---------------
                                                     134,282.09

Mellon Investor Services                               4,456.92

                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from January 31, 2007- February 28, 2007
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date           $  15,587


Inventory at Beginning of Period             $      -- (per 1/31/07 G/L)
PLUS:  Inventrory Purchased                      6,733
LESS:  Inventory Used or Sold                   (6,733)
                                             ---------

End of Month Balance                         $      -- (per 2/28/07 G/L)
                                             =========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                  $   1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period          $      --
Less:  Depreciation Expense                         --
Less:  Dispositions                                 --
Add:  Purchases                                     --
                                             ---------

Fixed Assets at End of Period                $      --
                                             =========

                                                                  Attachment 4
                                                                  Page 1 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2007-2/28/2007

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Concentration Account
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance         $         361,296.80
Total Deposits            $           1,293.63
Total Payments            $           9,151.19
Closing Balance           $         353,439.24
Service Charges           $             205.85

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                  Attachment 4
                                                                  Page 2 of 16


Name of Debtor :                    NewPower Holdings Inc.
Case # :                            02-10835
Reporting Period:                   2/01/2007-2/28/2007

Name of Bank:                       JP Morgan Chase
Branch:                             New York ABA # 021000021
Account Name:                       The New Power Company
Account Number:
Purpose of Account:                 Money Market

Beginning Balance                   $   6,471,632.33
Total Deposits                      $      10,074.72 Interest Income
Total Payments                      $       3,945.74 Payroll Taxes
Closing Balance                     $   6,477,761.31
Service Charges                     $             --

First Check issued this Period                               N/A
Last Check issued this Period                                N/A
Total # of checks issued this Period                         N/A

                                                                  Attachment 4
                                                                  Page 3 of 16


Name of Debtor :            NewPower Holdings Inc.
Case # :                    02-10835
Reporting Period:           2/01/2007-2/28/2007

Name of Bank:               JP Morgan Chase
Branch:                     New York ABA # 021000021
Account Name:               The New Power Company Reserve Account
Account Number:
Purpose of Account:         Reserve for Shareholder Distributions

Beginning Balance           $     4,587,674
Total Deposits                      $ 7,144
Total Payments
Closing Balance             $     4,594,818
Service Charges             $            --

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

January 2006 Interest       $     19,102.57
February 2006 Interest      $     17,263.46
March 2006 Interest         $     19,122.65
April 2006 Interest         $     27,821.49
May 2006 Interest           $     29,459.33
June 2006 Interest          $     28,533.24
July 2006 Interest          $     29,508.59
August 2006 Interest        $     29,533.65
September 2006 Interest     $     58,068.60
October2006Interest         $     60,103.67
November 2006 Interest      $     26,916.73
December 2006 Interest      $     10,788.28
January 2007 Interest       $      7,896.04
February 2007 Interest      $      7,144.20

Interest Calculations:
                                                  First           2006
                                Shares         Distribution    YE Balance
Lana Pai                          1,032,000      608,880.00     776,847
Enron Energy Services             8,650,400    5,103,736.00
Cortez Energy Services            5,000,000    2,950,000.00
McGarrett I,  LLC                 6,766,400    3,653,856.00
McGarrett II,  LLC                8,458,200    4,567,428.00
McGarrett III, LLC                2,791,800    1,507,572.00

Surfboards & Co.- warrants        5,404,800    2,918,592.00   3,795,907
EES Warrant Trust - warrants     24,117,800   13,023,612.00
Ari Benacerraf- options              10,000        5,400.00       7,024

                                            ----------------------------
                                 62,231,400   34,339,076.00   4,579,778

                                                                  Attachment 4
                                                                  Page 4 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2007-2/28/2007

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance               $0.00
Total Deposits              $9,151.19
Total Payments              $9,151.19
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                 201008
Last Check issued this Period                  201020
Total # of checks issued this Period               13

                                                                  Attachment 4
                                                                  Page 5 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2007-2/28/2007

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:   Controlled Disbursements (Customer Refunds)

Beginning Balance               $0.00
Total Deposits                 $13.06
Total Payments                 $13.06
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                     NA
Last Check issued this Period                      NA
Total # of checks issued this Period               NA

                                                                  Attachment 4
                                                                  Page 6 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2007-2/28/2007

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower ACH Account
Account Number:
Purpose of Account:   ACH (T&E)

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2007-2/28/2007

Name of Bank:         First Union/ Wachovia
Branch:               Herndon, VA  ABA # 051400549
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Natural Gas Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2007-2/28/2007

Name of Bank:         First Union/ Wachovia
Branch:               Charlotte, NC ABA # 053000219
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/ IBM Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges                 $0.00

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2007-2/28/2007

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:   Payroll

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 10 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2007-2/28/2007

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower Enron Segregated A/C
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 11 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2007-2/28/2007

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit # 00192
Account Name:         The New Power Company
Account Number:
Purpose of Account:   CAN$ Operating A/C

Beginning Balance               $0.00  CAN$
Total Deposits
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges         $         --

First Check issued this Period                     NA
Last Check issued this Period                      NA
Total # of checks issued this Period                0


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 12 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2007-2/28/2007

Name of Bank:         First Union/ Wachovia
Branch:               Charlotte, NC ABA # 053000219
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/AES Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 13 of 16

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2007-2/28/2007

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit # 00192
Account Name:         The New Power Company
Account Number:
Purpose of Account:   US$ A/C

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 14 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2007-2/28/2007

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company
Account Number:
Purpose of Account:   WildCard ATM Settlement

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 15 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2007-2/28/2007

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period        None
Last Check issued this Period         None
Total # of checks issued this Period  None


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 16 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2007-2/28/2007

Name of Bank:         Credit Suisse Asset Management
Branch:               466 Lexington Ave.  NY, NY 10017-3140
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Short Term Cash Mgmt Portfolio

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                      ACCOUNT CLOSED

                            The New Power Company                    Exhibit 5
                                 Check Detail
                                February 2007

     Type              Num          Date                    Name                   Paid Amount
----------------  --------------  ----------  -----------------------------------  ------------

Paycheck          201008          02/13/2007  M. Patricia Foster                      3,381.81
Bill Pmt -Check   201009          02/23/2007  Poorman-Douglas Corporation               420.83
Bill Pmt -Check   201010          02/23/2007  King and Spalding                       9,303.00
Bill Pmt -Check   201011          02/23/2007  Archivesone                               494.34
Bill Pmt -Check   201012          02/23/2007  Postmaster                                210.00
Bill Pmt -Check   201013          02/23/2007  Kaster Moving Co. Inc.                    532.80
Bill Pmt -Check   201014          02/23/2007  U.S. Trustee Program Payment Center       250.00
Bill Pmt -Check   201015          02/23/2007  U.S. Trustee Program Payment Center       750.00
Bill Pmt -Check   201016          02/23/2007  Parker, Hudson, Rainer & Dobbs         59,409.72
Liability Check   201017          02/26/2007  United States Treasury                     56.00
Liability Check   201018          02/26/2007  CT Commissioner of Revenue Services       504.16
Bill Pmt -Check   201019          02/26/2007  NRAI Services, LLC                     33,360.00
Paycheck          201020          02/27/2007  M. Patricia Foster                      3,381.81

                                                                  Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from January 31, 2007- February 28, 2007
Amounts in $000's

Taxes Paid During the Month
---------------------------


Employment Taxes                                       4.0




Taxes Owed and Due
------------------

Payroll Tax Liability                                  9.3

                                                                 Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from January 31, 2007- February 28, 2007
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                      Full Time   Part Time
# of Employees at beginning of period                                     1
# hired during the period                                   --           --
# terminated/resigned during period                         --           --
                                                     ----------------------
# employees on payroll - end of period                       0            1
                                                     ======================

# of employees on temporary consulting assignments                        0

Confirmation of Insurance
-------------------------

See supplemental attachment. *

*Omitted

                                                                 Attachment 7B
                                                                (Supplemental)


                  Payments made to insiders 2/01/07 - 2/28/07
Payments are in gross amts

                        Title              Amount     Date       Type

FOSTER, MARY            President & CEO    $ 5,208.33  2/13/2007 Salary for pay period 2/01 -2/15
                                           $ 5,208.33  1/27/2007 Salary for pay period 2/16 -2/28

                                          ------------

                                          $ 10,416.67
                                          ============

                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from January 31, 2007- February 28, 2007